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                                                                   EXHIBIT 10.16

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

October 15, 2008                                            Amount:  $100,000.00

         1. PROMISSORY NOTE. Subject to the terms and conditions set forth in this promissory note (this "NOTE"), Seamless Corporation (the "BORROWER"), for value received, promises to pay to Omega LLC, (the "HOLDER"), on October 14, 2009 (the "MATURITY DATE"), in accordance with the provisions hereof, the principal amount of One Hundred Thousand Dollars ($100,000.00), plus interest as set forth in SECTION 2 below accrued on such unpaid principal amount from time to time outstanding until paid; PROVIDED, HOWEVER, that, prior to the Maturity Date, the Holder may convert this Note at any time or upon the occurrence of a Conversion Event (as defined below), the principal amount of this Note, plus any unpaid interest accrued thereon, will convert automatically in accordance with
SECTION 4 hereof. All payments of principal and/or interest under this Note will be made at the office of the Holder.

         2. INTEREST. Interest under this Note shall accrue at the rate of seven percent (7.0%) per annum from the date hereof until paid in full. Such interest shall only be payable upon the repayment or conversion of all principal due hereunder. It is the intent of the parties that the rate of interest and the other charges to the Borrower under this Note shall be lawful; therefore, if for any reason the interest or other charges payable under this Note are found by a court of competent jurisdiction, in a final determination, to exceed the limit which the Holder may lawfully charge the Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrower.

         3. ACCELERATION. Notwithstanding the provisions contained in this Note, the entire amount of principal advanced to the Borrower under this Note and remaining unpaid or unconverted, plus all unpaid interest on unpaid principal under this Note, shall immediately be due and payable upon an Event of Default (as hereinafter defined) or at the sole discretion of the Holder.

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         4. CONVERSION.

                  (a) CONVERSION. Upon a request for conversion by the Holder or the happening of a Conversion Event (as defined below), all then unpaid principal and accrued but unpaid interest underlying this Note will convert immediately in accordance with the provisions of SECTION 4(c) hereof, into a number of fully paid and nonassessable shares of Series A preferred stock, par value $.001 per share (the "SHARES") of Seamless Corporation, a Nevada corporation. Each Share converts into 10,000 shares of common stock, par value $.001 per share (the "COMMON STOCK") of the Issuer ("CONVERSION SHARES"). This Note shall be converted into such number of shares equal to (x) the unpaid principal and accrued but unpaid interest under this Note divided by (y) the Conversion Price. The "CONVERSION PRICE" is equal to the product of 50% discount to market times 10,000 or $5.00 per share, whichever is lower.

                   (b) FRACTIONAL SHARES. No fractional shares of stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Borrower shall pay the cash value of that fractional share, calculated on the basis of the then-effective Conversion Price.

                  (c) MECHANICS OF CONVERSION. At least ten (10) days prior to a Conversion Event, the Borrower shall give to the Holder of this Note notice of such Conversion Event. Such notice shall be given by the Borrower by mail, facsimile or otherwise to the Holder of this Note at the address or facsimile number shown in the Note Purchase Agreement. Within five (5) days prior to the date of the Conversion Event as specified in such notice, the Holder of this Note shall surrender this Note, duly endorsed, at the principal offices of the Borrower. At its expense, the Borrower shall, as soon as practicable after the Conversion Event, issue and deliver to such Holder at its principal office, a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by any agreements governing the Conversion Shares and applicable state and federal securities laws in the opinion of legal counsel of the Borrower), together with a check payable to the Holder for any cash amounts payable as described above as a result of a conversion into fractional shares of stock. Upon conversion of this Note, the Borrower shall be forever released from its obligation to pay the principal or interest amount of this Note so converted.

                  (d) ADJUSTMENT OF CONVERSION PRICE AND NUMBER OF SHARES. The Conversion Price of this Note and the number of Conversion Shares shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of capital stock to be received upon conversion hereof. For example, if there should be a 2-for-1 stock split of the class or series of stock to be acquired upon a Conversion Event hereunder, the Conversion Price of this Note would be divided by two (2), and the number of Conversion Shares receivable upon conversion of this Note would be doubled.

         5. EVENTS OF DEFAULT. If any of the following events shall occur (each herein individually referred to as an "EVENT OF DEFAULT"), the Holder of this Note may declare the entire unpaid principal and accrued interest on this Note immediately due and payable, by written notice to the Borrower effective upon dispatch, without any other presentment, demand, protest or other notice of any kind or character, all of which are hereby expressly waived, anything herein to the contrary notwithstanding:

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                  (a) The institution by the Borrower of proceedings to be
adjudicated bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other similar federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Borrower in furtherance of any such actions; or

                  (b) If, within sixty (60) days after the commencement of an action against the Borrower seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Borrower of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the properties of the Borrower, such appointment shall not have been vacated.

         6. FULLY PAID SHARES; RESERVATION. The Conversion Shares shall be, when issued, validly issued, fully paid and nonassessable. The Borrower has taken all corporate action necessary to authorize the issuance of this Note, and will take, prior to a Conversion Event, all corporate action necessary to authorize the Conversion Shares and covenants that it will at all times reserve and keep available, solely for issuance upon conversion of this Note, all shares of its stock from time to time issuable upon conversion of this Note. If at any time the number of authorized but unissued shares of capital stock shall not be sufficient to effect the conversion of this Note, then the Borrower will take all corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of capital stock to the number of shares of capital stock as will be sufficient for this purpose.

         7. SECURITY. This Note is not secured by any assets or properties of the Borrower.

         8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Prior to conversion, this Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause such Holder to be a stockholder of the Company for any purpose.

         9. RESTRICTIONS ON TRANSFER. Holder acknowledges that this Note and the Conversion Shares have not been registered or qualified under federal or state securities laws. By acceptance of this Note, the registered Holder (a) represents that the registered Holder is purchasing this Note for its own account and not with a view to, or for sale in connection with, any distribution of this Note or the securities issuable upon conversion of this Note and (b) affirms that it is an "accredited investor" as such term is defined under Regulation D promulgated under the Securities Act of 1933, as amended.

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         10. AMENDMENT; WAIVER. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent of the Borrower and the Holder. Any amendment or waiver effected in accordance with the previous sentence shall be binding upon each future holder or transferee of this Note (or part thereof) and the Borrower.

         11. ASSIGNMENT. The Borrower may not assign or otherwise transfer any of its rights or delegate any of its obligations under this Note without the express prior written consent of the Holder, which consent shall not be unreasonably withheld or delayed. The Holder may assign or otherwise transfer this Note and any or all of its rights, interests or remedies hereunder, and may delegate any or all of its obligations hereunder, to any person or entity, upon written notice to the Borrower.

         12. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Borrower will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

         13. HEADINGS. The headings in this Note are for purposes of convenience of reference only, and shall not be used to interpret this Note.

         14. NOTICES. Any notice, request or other communication required or permitted hereunder must be given in writing and shall be deemed to have been duly given when personally delivered or when deposited in the United States mail by registered or certified mail, postage prepaid or sent via a nationally recognized overnight courier service to the Borrower or the Holder at their respective addresses as set forth in the Note Purchase Agreement.

         15. GOVERNING LAW; JURISDICTION. This Note shall be construed and enforced in accordance with, and governed by, the internal laws of the State of New York, excluding that body of law applicable to conflicts of law.

         16. TERMS BINDING. By execution of this Note, the Holder of this Note (and each subsequent holder of this Note) accepts and agrees to be bound by all the terms and conditions of this Note.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the Borrower has entered into this Note as of the date first written above.

                                                   Seamless Corporation



                                                   By:
                                                        ------------------------
                                                        Name: Albert Reda
                                                        Title: President



AGREED AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE:


OMEGA  LLC


By:___________________________________
   Name:






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